UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 5, 2022	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road

Pine Mountain, GA 31822

(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRKA	OTCPink

Item 8.01. Other Events.

Effective December 5, 2022, Securities Transfer Corporation (“STC”) became the stock transfer agent of Parks! America, Inc. (the “Company”), as a result of STC’s acquisition of the accounts of Action Stock Transfer (“Action”). Action had been the Company’s stock transfer agent since August 8, 2016. STC began its transfer agent services in 1987 catering to publicly traded companies.

Shareholders may contact STC:

2901 Dallas Parkway, Suite 380

Plano, TX

Tel: (469) 633-0101

Fax: (469) 633-0088

Email: info@stctransfer.com

Website: www.stctransfer.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2023

PARKS! AMERICA, INC.

By:	/s/ Todd R. White
Name:	Todd R. White
Title:	Chief Financial Officer

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